SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 12, 1999




               Commission file numbers 333-42411 and 333-42411-01

                               GLENOIT CORPORATION
             (Exact name of registrant as specified in its charter)

Delaware                                                              13-3862561
(State or other jurisdiction of                                 (I.R.S. Employer
incorporation or organization)                            Identification Number)

                            GLENOIT ASSET CORPORATION
             (Exact name of registrant as specified in its charter)

Delaware                                                              51-0343206
(State or other jurisdiction of                                 (I.R.S. Employer
incorporation or organization)                            Identification Number)
                              111 West 40th Street
                            New York, New York 10018
                            Telephone: (212) 391-3915
 (Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)



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Item 2.           Acquisition or Disposition of Assets

         On February 12, 1999, Glenoit Corporation (the "Company") acquired all outstanding shares of capital stock of Ex-Cell Home Fashions, Inc.. ("Ex-Cell") in a single transaction for approximately $43.2 million, subject to post-closing adjustment. In addition, approximately $6.9 million of debt of Ex-Cell was extinguished in connection therewith. This acquisition was pursuant to the Ex-Cell Acquisition Agreement between the Company and Arnold Angerman, Irving Angerman, Samuel Samelson and two trusts (the "Sellers") dated February 12, 1999.

         The consideration paid in the acquisition was determined through arms-length negotiations between the Company and the Sellers. The purchase price was financed through borrowings under the Company's existing credit facility, as amended, with Banque Nationale de Paris, as agent.

         Ex-Cell is engaged in the design, manufacture, importation and distribution of shower curtains, table linens, decorative pillows and other home furnishing products. The Company intends for Ex-Cell to continue in its current line of operations and has no plans at this time to devote Ex-Cell's assets to any other purpose.

Item 7.           Financial Statements and Exhibits

           (a)and (b) The financial statements of the business acquired and the pro forma financial information relative to such acquisition are not included in this Report on Form 8-K and will be filed by amendment no later than April 27, 1999 (which is 60 days after the date that the initital Report on Form 8-K with respect to such acquisition was required to be filed).

          (c) The exhibits furnished in connection with this Report are as follows:

         Exhibit Number    Description

         2.1 Stock Purchase Agreement, dated February 12, 1999, among Glenoit Corporation, Ex-Cell Home Fashions, Inc., Arnold Angerman, Irving Angerman, Samuel Samelson and two trusts.

         4.1 Third Amendment and Waiver to the Credit Agreement, dated February 12, 1999, among Glenoit Corporation, the banks, financial institutions and other institutional lenders parties to the Credit Agreement and Banque Nationale de Paris, as Agent.

         99.1              Company Press Release dated February 12, 1999.

The Registrant hereby undertakes to furnish supplementally a copy of any schedule or exhibit to the Stock Purchase Agreement omitted herefrom, as permitted by Item 601(b)(2) of Regulation S-K, to the Commission upon request.

                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date February 26, 1999
                                         GLENOIT CORPORATION


                                         By         /S/ LESTER D. SEARS
                                            ------------------------------------
                                                    Lester D. Sears
                                                    Executive Vice President and
                                                    Chief Financial Officer
                                                   (On behalf of the Registrant
                                                    and as Principal  Financial
                                                    and Accounting Officer)




                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:   February 26, 1999
                                         GLENOIT ASSET CORPORATION




                                         By         /S/ LESTER D. SEARS
                                            ------------------------------------
                                                    Lester D. Sears
                                                    Executive Vice President and
                                                    Chief Financial Officer
                                                   (On behalf of the Registrant
                                                    and as Principal  Financial
                                                    and Accounting Officer)